UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2018

Avnet, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-4224	11-1890605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 643-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2018, the Board of Directors of Avnet, Inc. (the “Company”) appointed Ken Jacobson to serve as the controller and principal accounting officer of the Company. Mr. Jacobson, age 39, will continue to serve as vice president of global finance. There will be no change to Mr. Jacobson’s compensation arrangements with the Company as a result of his appointment as controller and principal accounting officer.

Mr. Jacobson has served as the Company’s corporate controller and vice president of global finance since 2013, and most recently served as the Company’s interim chief financial officer from August 19, 2017 through January 28, 2018. As interim chief financial officer, Mr. Jacobson oversaw the Company’s global finance group. As corporate controller, Mr. Jacobson is responsible for the Company’s external reporting, accounting and financial operations. He has also supported the Company’s acquisition and capital markets programs. Prior to joining Avnet, Mr. Jacobson served as the director of external reporting and accounting research for First Solar Inc. (2011-2013), where he led external reporting and provided accounting support for acquisitions and sales of solar power projects. In addition to his time at Avnet, he has over 12 years of public accounting and industry experience.

There are no family relationships between Mr. Jacobson and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. Jacobson that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01   Other Events.

On February 6, 2018, the Company announced that its Board of Directors approved an increase in the quarterly cash dividend to $0.19 per share of common stock.  This cash dividend will be payable on March 27, 2018, to shareholders of record on March 13, 2018.

 Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 6, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2018	AVNET, INC.
Registrant

	By:	/s/ Tom Liguori
Name: Tom Liguori
Title: Chief Financial Officer